SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2002 (July 30, 2002)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants’ Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 5.          Other Events.

     On July 30, 2002, SpectRx issued its financial results and other data for the quarter ended June 30, 2002 as more fully described in a press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER
	By:	Thomas H. Muller
Executive Vice President and Chief Financial Officer

Date: August 1, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 30, 2002.